                                                                Exhibit 10.16(b)


                                   AMENDMENT
                           Dated as of June 30, 1995

                                       to

              AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT

                           Dated as of June 12, 1995


          THIS AMENDMENT ("Amendment") dated as of June 30, 1995 is entered into among THE BON-TON RECEIVABLES CORP. ("BT Corp"), THE BON-TON RECEIVABLES PARTNERSHIP, L.P. ("BT LP," and BT Corp and BT LP together, the "Seller"), BTRGP, INC. ("BTRGP"), FALCON ASSET SECURITIZATION CORPORATION ("Falcon"), certain financial institutions, and THE FIRST NATIONAL BANK OF CHICAGO ("FNBC"), as Agent (the "Agent").

          PRELIMINARY STATEMENT. The Seller, BTRGP, Falcon, FNBC (as the initial Investor thereunder), and the Agent have entered into an Amended and Restated Receivables Purchase Agreement dated as of June 12, 1995 (the "Agreement"), the terms defined therein being used herein as therein defined unless otherwise defined herein), and now desire to (i) add additional financial institutions as Investors under the Agreement (each, a "New Investor"), (ii) modify the Commitments in connection with the introduction of the New Investors and (iii) provide for a "Liquidity Fee" (as referred to below). The undersigned agree, on the terms and conditions set forth below, to amend the Agreement as hereinafter set forth.

          SECTION 1.  Amendments to the Agreement and Effect Thereof.  The
                      ----------------------------------------------
parties hereto, effective the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2 hereof, agree as follows:
                                  ---------

          1.1 Each of the financial institutions denoted a "New Investor" on the signature page hereto expressly assumes and agrees to perform and observe all and singular the covenants, agreements, terms and conditions, obligations, appointments, duties and liabilities of an Investor under the Agreement.

          1.2 Each New Investor shall be, and shall have all of the rights of, an Investor under and for all purposes of the Agreement. Each reference in the Agreement to the "Investors" shall include the New Investors.

          1.3 The amount of each Investor's Commitment shall be the respective amount set opposite such Investor's name on the signature pages to this Agreement, as such amount may be modified from time to time in accordance with the terms of the Agreement.

          1.4  Article II of the Agreement is hereby amended to add the
               ----------
     following new Section 2.7 thereto:

               "Section 2.7.  Liquidity Fee.  On the first Business Day of each
                              -------------
          month, the Seller shall pay to the Agent, for the account of the Investors in accordance with their Pro Rata Shares, a fee equal to [REDACTED DUE TO REQUEST FOR CONFIDENTIAL TREATMENT] per annum times the average daily Purchase Limit in effect during the immediately preceding calendar month."

          1.5  Section 9.1 of the Agreement is hereby amended to add the
               -----------
     following sentence thereto immediately following the third sentence thereof:

               "As to any matters not expressly provided for by this Agreement (including, without limitation, any enforcement or collection activity), the Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Required Investors."

          1.5  Section 9.6 of the Agreement is hereby amended to add the
               -----------
     following proviso at the end thereof:

               "provided, however, that the Investors shall have no liability
                --------
          under this Section 9.6 to reimburse the Agent in respect of any such amount or expense that arises by reason of the gross negligence or willful misconduct of the Agent."

          1.7  Section 9.8 of the Agreement is hereby amended to delete the
               -----------
     first sentence thereof in its entirety and to substitute the following therefor:

               "The Agent may, upon thirty days' notice to the Seller and the Purchasers, resign as Agent. In addition, the Agent will resign as Agent upon the written direction of (i) if at such time FALCON shall have any Receivable Interest hereunder, all of the Purchasers, and
          (ii) if at such time FALCON shall not have any Receivable Interest hereunder, the Required Investors."

          1.8  Section 10.1(b) of the Agreement is hereby amended to delete the
               ---------------
     second sentence thereof in its entirety and to substitute the following therefor:

               "The consent of the Seller (which consent shall not be unreasonably withheld) and FALCON shall be required prior to the effectiveness of any such assignment; provided that following the
                                                --------
          occurrence, and during the continuance, of a Termination Event, the consent of the Seller to any such assignment shall not be required."

          1.9  Section 11.1(b)(i) of the Agreement is hereby amended to delete
               ------------------
     clause (H) thereof in its entirety and to substitute the following therefor:

               "(H) except in the manner expressly provided herein, release the Receivables Interest, or any other security interest or ownership interest, of any Purchaser granted hereunder in the Receivables, the Related Security and the Collections, or (I) amend or modify any defined term (or any defined term used directly or indirectly in such defined term) used in clauses (A) through (H) above in a manner which would circumvent the intention of the restrictions set forth in such clauses;"

          1.10 Exhibit I to the Agreement is hereby amended to delete the figure
               ---------
     ".09" in the definition therein of "Adjusted Liquidity Price" and to
                                         ------------------------
     substitute therefor the following figure:

             [REDACTED DUE TO REQUEST FOR CONFIDENTIAL TREATMENT]

          1.11 Exhibit I to the Agreement is hereby further amended to add the
               ---------
     following new definition thereto:

               "Reinvestment" has the meaning assigned to such term in Section
                ------------
     1.6."

          1.12 Exhibit I to the Agreement is hereby further amended to delete
               ---------
     the definition therein of "Required Investors" in its entirety and to
                                ------------------
     substitute the following new definition therefor:

               "Required Investors" means, at any time, two or more Investors
                 ------------------
          with aggregate Commitments in excess of 66-2/3% of the Purchase
          Limit."

          1.13 Exhibit I to the Agreement is hereby further amended to delete
               ---------
     clause (b) of the definition therein of "Tranch Period" in its entirety and
                                              -------------
     to substitute the following new clause (b) therefor:

               "(b)    if Discount for such Receivable Interest is calculated
          on the basis of the LIBO Rate, a period of one, two or three months, or such other period as may be mutually agreeable to the Required Investors, the Agent and the Seller, commencing on a Business Day selected by the Seller or the Agent pursuant to this Agreement. Such Tranche Period shall end on the day in the applicable succeeding calendar month which corresponds numerically to the beginning day of such Tranche Period, provided, however, that if there is no such numerically corresponding day in such succeeding month, such Tranche Period shall end of the last Business Day of such succeeding month; and"

     SECTION 2.  Conditions Precedent. This Amendment shall become effective
                 --------------------
upon receipt by the Agent of (i) counterparts of this Amendment executed by each of the Sellers, BTRGP, Falcon, FNBC and each of the New Investors or, as to any Investors, advice satisfactory to the Agent that such Investor has executed this Amendment, (ii) the fee letter of even date herewith, duly executed by each of the Sellers, BTRGP and the Originator, and the payment of all fees stated thereunder to be due on or prior to the effective date of this Amendment, (iii) an opinion of Wolf, Block, Schorr and Solis-Cohen, counsel to Seller, BTRGP and the Originators, in form and substance satisfactory to the Agent and (iv) an opinion of counsel for each New Investors substantially in the form of Exhibit A hereto.

          SECTION 3. Covenants, Representation and Warranties of the Sellers and
                     -----------------------------------------------------------
BTRGP.
-----
          3.1 Upon the effectiveness of this Amendment, each of the Sellers and BTRGP hereby reaffirm all covenants, representations and warranties made by such party in the Agreement as amended hereby and agree that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment.

          SECTION 4. Representations of the New Investors.
                     ------------------------------------

          4.1 Each of the New Investors (i) confirms that it has received a copy of the Agreement, together with copies of such other documents and information as it has deemed appropriate to make its own analysis and decision to enter into this Amendment and assume its obligations hereunder and under the Agreement; (ii) agrees that it will, independently and without reliance upon the Agent, Falcon, FNBC or any other Investor and based on such documents and information as it shall deem appropriate at the time, continue to make its own decisions in taking or not taking action under the Agreement; (iii) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the Agreement as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto; and
(iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Agreement are required to be performed by it as an Investor. Each New Investor that is not a Person organized under the laws of a jurisdiction within the United States shall promptly following the effectiveness of this Amendment, provide to the Agent the forms prescribed by the Internal Revenue Service of the United States certifying as to such Investor's status for purposes of determining exemption from United States withholding taxes with respect to all payments to be made to the Investor under the Agreement or such other documents as are necessary to indicate that all such payments are subject to such rates at a rate reduced by an applicable tax treaty.

          SECTION 5. Reference to and Effect on the Agreement.
                     ----------------------------------------

          5.1 Upon the effectiveness of this Amendment, each reference in the Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import shall mean and be a reference to the Agreement, as amended hereby, and each reference to the Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Agreement shall mean and be a reference to the Agreement as amended hereby.

          5.2 Except as specifically amended above, the Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

          5.2 The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Investor or the Agent under the Agreement or any other document, instrument or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein, except as specifically set forth herein.

          SECTION 6. Execution in Counterparts. This Amendment may be executed
                     -------------------------
in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

          SECTION 7. Governing Law.  This Amendment shall be governed by and
                     -------------
construed in accordance with the internal laws (and not the law of conflicts) of the State of Illinois.

          SECTION 8. Headings.  Section headings in this Amendment are
                     --------
included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.


                                    THE BON-TON RECEIVABLES
                                         CORP.

                                    By: /s/ Robert E. Stern
                                       ------------------------------------
                                    Title: Secretary - Treasurer
                                    2801 East Market Street
                                    P.O. Box 2821
                                    York, Pennsylvania  17405
                                    Fax:  (717) 751-3198


                                    THE BON-TON RECEIVABLES
                                         PARTNERSHIP, L.P.

                                    By:  BTRGP, INC.
                                         Its General Partner

                                         By: /s/ Robert E. Stern
                                            -------------------------------
                                         Title: Secretary - Treasurer
                                         2801 East Market Street
                                         P.O. Box 2821
                                         York, Pennsylvania  17405
                                         Fax:  (717) 751-3198


                                    BTRGP, INC.

                                    By: /s/ Robert E. Stern
                                       ------------------------------------
                                    Title: Secretary - Treasurer
                                    2801 East Market Street
                                    P.O. Box 2821
                                    York, Pennsylvania  17405
                                    Fax:  (717) 751-3198

                                    FALCON ASSET SECURITIZATION
                                         CORPORATION

                                    By: /s/ Mark R. Matthews
                                       -----------------------------------
                                         Authorized Signer

                                    c/o The First National Bank
                                    of Chicago, as Agent
                                    Asset-Backed Markets, Suite 0597
                                    One First National Plaza
                                    Chicago, Illinois  60670
                                    Fax:  (312) 732-4487


Commitment
----------

$95,000,000                         THE FIRST NATIONAL BANK OF CHICAGO,
                                    as an Investor and as Agent

                                    By: /s/ Mark R. Matthews
                                       -----------------------------------
                                         Vice President

                                    The First National Bank of Chicago
                                    Asset-Backed Markets, Suite 0597
                                    One First National Plaza
                                    Chicago, Illinois  60670
                                    Fax:  (312) 732-4487

Commitment:                         NEW INVESTORS:
----------

$15,000,000                         NATWEST BANK N.A.


                                    By: /s/ [SIGNATURE ILLEGIBLE]
                                       -------------------------------------
                                    Title: Vice President
                                    Address: 10 Exchange Place
                                             Jersey City, NJ 07302


$10,000,000                         PNC BANK, N.A.


                                    By: /S/ H. Todd Dissinger
                                       -------------------------------------
                                    Title:  Vice President
                                    Address: Land Title Building
                                             Broad & Chestnut St.
                                             Phila, PA  19101


$10,000,000                         THE BANK OF NEW YORK


                                    By: /s/ Peter H. Abdill
                                       -------------------------------------
                                    Title:  Assistant Vice President
                                    Address:  1 Wall Street, NY  NY  10286

=========

$130,000,000                        Total Commitments

                                   EXHIBIT A
                                       to
                                   AMENDMENT
                           Dated as of June 30, 1995

                    FORM OF COUNSEL OPINION FOR NEW INVESTOR


The First National Bank of Chicago
Asset-Backed Markets Division, Suite 0596
One First National Plaza
Chicago, Illinois  60670

Falcon Asset Securitization Corporation
c/o The First National Bank of Chicago
Asset Backed Markets Division, Suite 0596
One First National Plaza
Chicago, Illinois  60670

          Re:  Amended and Restated Receivables Purchase
               Agreement dated as of June 12, 1995 with The Bon-Ton Receivables Corp. and The Bon-ton Receivables
               Partnership L.P., as amended June 30, 1995
               ----------------------------------------------------

Ladies and Gentlemen:

          We have acted as counsel for the [NAME OF BANK] (the "Bank") in connection with (i) that certain Amended and Restated Receivables Purchase Agreement dated as of June 12, 1995 (the "Purchase Agreement"; terms defined therein and not otherwise defined in this letter shall have the respective meanings ascribed therein), among The Bon-Ton Receivables Corp. and The Bon-Ton Receivables Partnership, L.P. (collectively, the "Seller"), Falcon Asset Securitization Corporation ("Falcon"), certain financial institutions parties thereto as "Investors" and The First National Bank of Chicago ("FNBC") as agent for the Investors (the "Agent") and (ii) that certain Amendment to the Purchase Agreement (the "Amendment"; the Purchase Agreement, as amended by the Amendment, being the "Amended Purchase Agreement") dated as of June 30, 1995 among the Seller, Falcon, the Agent and the Bank and certain other "new Investors".

          Subject to the qualifications and limitations stated herein, we hereby advise you that, in our opinion:

          1. The Bank is duly licensed and qualified to operate as a ________, and is in good standing, under the laws of the State of ________ (the "State")/1/.

          2. Each of the Amendment and the Amended Purchase Agreement has been duly authorized by all necessary corporation action, has been duly executed and delivered by the Bank and, assuming due authorization, execution and delivery by each of the other parties thereto, constitutes a legal, valid and binding obligation of the Bank, enforceable against the Bank in accordance with its terms.

          3. No consent, authorization or approval of, or filing with, any United States federal governmental authority or any governmental authority of the Sate is required in connection with the execution, delivery or performance by the Bank of the Amendment, or the performance by the Bank of its obligations under the Amended Purchase Agreement.

          4. The Bank has the corporate power and authority under United States law and the law of the State to execute, deliver and perform the Amendment and the Amended Purchase Agreement and the execution, delivery and performance of the Amendment and the Amended Purchase Agreement by the Bank does not conflict with, result in a breach of, or constitute a default under any law, rule or regulation of the United States or of the State, or any order or judgment applicable to the Bank.

          Our opinion set forth in paragraph 2 above is subject to the qualifications that the enforceability of the Bank's obligations under the Amendment and the Amended Purchase Agreement may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally or by general equitable principles (regardless of whether such enforceability is considered in proceeding in equity or at law).

                                    Respectfully submitted,


-----------------------------
/1/  Insert the state in which the booking office is located.